UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-21403

Name of Fund:    Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Address of Principal Executive Offices:	385 East Colorado Boulevard Pasadena, CA 91101

Name and address of agent for service:	Gregory B. McShea 385 East Colorado Boulevard Pasadena, CA 91101

Registrant’s telephone number, including area code:    (626) 844-9400

Date of fiscal year-end:    December 31, 2006

Date of reporting period:    December 31, 2006

Item 1.	Report to Shareholders

Western Asset/Claymore U.S. Treasury

Inflation Protected Securities Fund

Annual Report to Shareholders

December 31, 2006

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Market

Calendar year 2006 was a very difficult year for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as real rates moved higher and Consumer Price Index for All Urban Consumers (“CPI-U”) accretion fell dramatically. The Barclays U.S. Government Inflation-Linked All Maturities IndexA generated a total return of 0.49%, while the U.S. Government Breakeven Index (composed of nominal U.S. Treasuries corresponding to the maturity of each U.S. TIPS issue) returned 2.45%. The Federal Reserve (“Fed”) raised short-term interest rates from 4.25% to 5.25%, which caused 10-year U.S TIPS real yields to rise from approximately 2.06% at the end of 2005 to approximately 2.41% at the end of 2006. At the same time, inflation in the U.S., as measured by the CPI-U, fell from 3.4% at the end of December 2005 to just 2.5% as of December 2006, mainly as result of the decline in energy prices during the second half of the year. This combination of higher real yields and declining inflation accretion resulted in the worst performance for U.S. TIPS since 1999.

Performance

In calendar year 2006, the Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund also underperformed U.S. Treasuries. For the year ended December 31, 2006, the Fund distributed $0.0525 per share monthly, of which $0.0167 per share monthly was return of capital, and generated a total return of -0.27% on a net asset value (“NAV”) basis, including the reinvestment of dividends. On a share price basis, the Fund performed slightly better, returning 0.40% during the same period, including the reinvestment of dividends. Although U.S. TIPS performed poorly, the corporate bond component of the Fund contributed positively to performance. Spreads on corporate bonds tightened throughout the year as the economy remained healthy and the equity markets rallied.

The option-adjusted spread (“OAS”) for the Lehman Investment Grade Index narrowed 2 basis points (“bps”)B versus duration neutral U.S. Treasuries for the period. Ford and General Motors performed particularly well as restructuring plans were implemented and bankruptcy worries faded. The credit market benefited from strong issuer credit fundamentals and investor demand. New issue supply was robust for the year. Increasing foreign demand for U.S. credit product and low volatility also aided corporate bond performance during the past year. The most recent Federal Reserve Bank Flow of Funds statement disclosed that non-US investors added a net $39.5 billion of U.S. credit in October. Through October, non-U.S. investors had purchased net $316.9 billion of U.S. corporate debt (versus net total supply of $250 billion U.S. investment grade and $86 billion of U.S. high yield). Low volatility has provided an accommodating environment for credit and increased the number of risk takers in the asset class. Investor confidence was bolstered by continued low defaults in the credit arena. There were no defaults in the investment grade space.

In the fourth quarter, the Fund completed the redemption of its Auction Market Preferred Shares (“AMPS”), thus removing this form of leverage from the Fund’s portfolio. The Fund made this proactive change to the leverage structure because it currently anticipates that this change in strategy will lead to better long-term shareholder value. Given Western Asset Management Company’s current outlook for inflation, as measured by the CPI-U, as well as the current yield-curve environment, the Fund currently anticipates that it will be able to deliver better long-term performance with a more flexible approach to leverage utilization. The flexible approach enables the Fund to utilize leverage when market conditions warrant, but also allows the Fund to remove leverage when shareholder value-enhancing opportunities via the use of leverage do not exist.

Western Asset Management Company

January 23, 2007

A	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
B	100 basis points = 1%

Annual Report to Shareholders

FUND HIGHLIGHTS

(Amounts in Thousands, except per share amounts)

	December 31,
	2006	2005
Net Asset Value	$374,119	$393,708
Per Share	$12.83	$13.50
Market Value Per Share	$11.42	$12.01
Net Investment Income	$20,872	$33,588
Per Common Share	$0.72	$1.15
Dividends Paid to Common ShareholdersA	$18,367	$27,149
Per Common Share from Net Income	$0.43	$0.93
Per Common Share from Return of Capital	$0.20	—
Dividends Paid to Preferred Shareholders	$8,608	$6,681
Per Common Share	$0.30	$0.23

The Fund

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (“WIA” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they are traded under the symbol WIA.

Performance Information

Total return on market value measures investment performance in terms of appreciation or depreciation in market value per share, plus dividends and any capital gain distributions. Total return on net asset value measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. Total return on market value assumes that dividends and distributions were reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return on net asset value assumes that dividends and distributions were reinvested at net asset value. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

	Fourth Quarter 2006	Year Ended December 31, 2006	Average Annual Return Since InceptionB
Total Return Based on:
Market Value	0.15%	0.40%	(2.22)%
Net Asset Value	(0.72)%	(0.27)%	2.32%
Barclays U.S. Government Inflation-Linked 1-10 year IndexC,D	(0.88)%	1.65%	3.36%
Barclays U.S. Government Inflation-Linked All Maturities IndexD,E	(1.34)%	0.49%	4.07%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit http://www.westernclaymore.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

A	Total dividend distribution of $18,367 of which $12,596 was from net investment income and $5,771 was from return of capital.
B	The Fund’s inception date is September 30, 2003.
C	This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
D	This return does not include reinvestment of dividends or capital gain distributions.
E	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.

Annual Report to Shareholders

Investment Policies

The Fund’s investment policies include, among others, that its portfolio be invested as follows:

•	At least 80% of total managed assetsF in U.S. Treasury Inflation Protected Securities.

•	Up to 20% of total managed assets in corporate bonds or other securities and instruments.

Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund completed the redemption of its outstanding preferred shares on November 15, 2006.

Dividend Reinvestment Plan

The Fund and Computershare Trust Company N.A. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (“NAV”) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010—Investor Relations telephone number (800) 426-5523.

F	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Annual Report to Shareholders

FUND HIGHLIGHTS—Continued

Annual Certifications

On June 7, 2006, the Fund submitted its annual CEO certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-732-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

IMPORTANT TAX INFORMATION 2006

The portion of dividends attributable to interest earned on direct obligations of the U.S. Government is exempt from state income tax in many states. The percentage of such interest earned by the Fund for each quarter and for the year ended December 31, 2006, is as follows:

First Quarter 2006	Second Quarter 2006	Third Quarter 2006	Fourth Quarter 2006	Year Ended December 31, 2006
19.19%	86.70%	81.77%	—	71.19%

Annual Report to Shareholders

PORTFOLIO DIVERSIFICATION

December 31, 2006

The pie chart and bar chart above represent the Fund’s portfolio as of December 31, 2006. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment adviser to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
March 31, 2006	$11.34	$12.97	(12.57)%	81,674
June 30, 2006	$11.14	$12.85	(13.31)%	89,944
September 30, 2006	$11.56	$13.08	(11.62)%	77,652
December 31, 2006	$11.42	$12.83	(10.99)%	106,351

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

December 31, 2006

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	99.0%

U.S. Government and Agency Obligations	80.0%

Indexed Securities	80.0%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	$6,499	$6,161	A
United States Treasury Inflation-Protected Security		2.375%	4/15/11	73,926	73,632	A
United States Treasury Inflation-Protected Security		3.000%	7/15/12	66,877	68,823	A,B
United States Treasury Inflation-Protected Security		1.875%	7/15/13	53,299	51,491	A
United States Treasury Inflation-Protected Security		1.625%	1/15/15	25,686	24,177	A
United States Treasury Inflation-Protected Security		2.000%	1/15/16	71,642	69,174	A
United States Treasury Inflation-Protected Security		2.000%	1/15/26	6,254	5,882	A

Total U.S. Government and Agency Obligations (Cost—$303,000)					299,340
U.S. Government Agency Mortgage-Backed Securities	3.8%

Fixed Rate Securities	3.8%
Freddie Mac		6.000%	1/1/36	14,278	14,383

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$14,488)					14,383
Corporate Bonds and Notes	10.2%

Automobiles	4.1%
Ford Motor Co.		7.450%	7/16/31	7,435	5,837
Ford Motor Co.		8.900%	1/15/32	2,175	1,952
General Motors Corp.		8.375%	7/15/33	8,355	7,728

					15,517

Diversified Financial Services	0.3%
Fuji Co. Ltd.		9.870%	12/31/49	1,025	1,086	C,D

Health Care Providers and Services	0.9%
HCA Inc.		5.750%	3/15/14	4,000	3,320

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Leisure Equipment and Products	0.3%
Eastman Kodak Co.		7.250%	11/15/13	$1,200	$1,193

Media	1.6%
Comcast Corp.		5.900%	3/15/16	1,900	1,905
News America Inc.		7.625%	11/30/28	1,790	2,007
Time Warner Inc.		7.700%	5/1/32	1,750	1,975

					5,887

Oil, Gas and Consumable Fuels	1.5%
Hess Corp.		7.875%	10/1/29	2,880	3,362
Hess Corp.		7.300%	8/15/31	120	134
Hess Corp.		7.125%	3/15/33	895	979
Kinder Morgan Energy Partners LP		7.300%	8/15/33	900	976

					5,451

Wireless Telecommunication Services	1.5%
Sprint Capital Corp.		8.750%	3/15/32	4,610	5,549

Total Corporate Bonds and Notes (Cost—$40,168)					38,003
Yankee BondsE	5.0%

Commercial Banks	0.9%
Glitnir Banki Hf		6.693%	6/15/16	1,240	1,280	C,D
Kaupthing Bank Hf		7.125%	5/19/16	2,060	2,185	C

					3,465

Diversified Financial Services	0.3%
UFJ Finance Aruba AEC		6.750%	7/15/13	1,025	1,094

Diversified Telecommunication Services	0.7%
Deutsche Telekom International Finance BV		8.250%	6/15/30	2,175	2,674

Foreign Government Obligations	3.1%
Russian Federation		5.000%	3/31/30	5,200	5,870	C,D
United Mexican States		11.500%	5/15/26	1,410	2,281
United Mexican States		8.300%	8/15/31	470	601
United Mexican States		7.500%	4/8/33	2,290	2,702

					11,454

Total Yankee Bonds (Cost—$17,240)					18,687

Total Long-Term Securities (Cost—$374,896)					370,413

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Short-Term Securities	0.1%

Repurchase Agreement	0.1%
Lehman Brothers Inc. 5.2%, dated 12/29/06, to be repurchased at $407 on 1/2/07 (Collateral: $1,695 Federal Home Loan Bank notes, due 9/29/08, value $415)				$407	$407

Total Short-Term Securities (Cost—$407)					407
Total Investments (Cost—$375,303)	99.1%				$370,820
Other Assets Less Liabilities	0.9%				3,299

Net Assets	100.0%				$374,119

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedF
Eurodollar Futures	June 2007	133	$(29)
U.S. Treasury Note Futures	March 2007	100	(152)

			(181)

Futures Contracts WrittenF
U.S. Treasury Bond Futures	March 2007	37	105

			105

Options WrittenF
U.S. Treasury Note Futures Put, Strike Price $105.50	January 2007	98	(29)

			(29)

A

Treasury Inflation-Protected Securities – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	All or a portion of this security is collateral to cover futures and options contracts written.
C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 2.79% of net assets.

D

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

E	Yankee Bond – A dollar-denominated bond issued in the U.S. by a foreign entity.
F	Options and futures are discussed in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Assets:
Investments, at value (Identified Cost—$374,896)		$370,413
Short-term securities at value (Identified Cost—$407)		407
Receivable for securities sold		25
Interest receivable		4,048

Total assets		374,893

Liabilities:
Written options at market value (Proceeds—$29)	$58
Income distribution payable to common shareholders	251
Accrued advisory fee	129
Accrued administrative fee	8
Accrued servicing agent fee	48
Futures variation margin payable	6
Accrued expenses	274

Total liabilities		774

Net Assets Applicable to Common Shareholders		$374,119

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 29,153 shares issued and outstanding (Note 4)		$408,507
Accumulated net realized gain/(loss) on investments, options, and futures		(29,800)
Net unrealized appreciation/(depreciation) on investments, options, and futures		(4,588)

Net Assets Applicable to Common Shareholders		$374,119

Net asset value per share of common share ($374,119 divided by 29,153 common shares issued and outstanding)		$12.83

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF OPERATIONS

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

FOR THE YEAR ENDED DECEMBER 31, 2006
Investment Income:
Interest	$26,027

Expenses:
Advisory and administration fees	2,405
Servicing agent fees	864
Audit and legal fees	205
Custodian fees	136
Preferred share rating agent fees	25
Proxy expense	41
Registration fees	34
Reports to shareholders	68
Preferred shares auction agent fee expense	444
Transfer agent and shareholder serving expense	33
Trustees’ fees and expenses	109
Other	55

Total operating expenses	4,419
Less: Compensating balance credits	(24)
Interest expense	760

Total expenses	5,155

Net Investment Income	20,872

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(20,690)
Options	1,992
Futures	(648)

(19,346)

Change in unrealized appreciation/(depreciation) of investments, options, and futures	5,860

Net Realized and Unrealized Gain/(Loss) on Investments	(13,486)

Change in Net Assets Resulting from Operations	7,386
Dividends to Preferred Shareholders from Net Investment Income	(8,608)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting From Operations	$(1,222)

See notes to financial statements.

Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in Thousands)

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2006	2005
Increase in Net Assets Applicable to Common Shareholders:
Net investment income	$20,872	$33,588
Net realized gain/(loss) on investments, options and futures	(19,346)	978
Unrealized appreciation/(depreciation) on investments, options and futures	5,860	(27,785)

Increase in net assets resulting from operations	7,386	6,781
Dividends to preferred shareholders from net investment income	(8,608)	(6,681)

Change in Net Assets Applicable to Common Shareholders Resulting from Operations	(1,222)	100

Distributions to Common Shareholders:
From net investment income	(12,596)	(27,149)
From return of capital	(5,771)	—

Net increase/(decrease) in net assets applicable to common shareholders	(19,589)	(27,049)

Net Assets:
Beginning of year	393,708	420,757

End of year	$374,119	$393,708

Undistributed net investment income	$—	$324

See notes to financial statements.

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	FOR THE YEARS ENDED DECEMBER 31,
	2006		2005	2004	2003A
Per Share Operating Performance:
Net asset value, beginning of year	$13.50		$14.43	$14.28	$14.33	B

Net investment income	.72	C	1.15	.98	.16
Net realized and unrealized gain/(loss) on investments	(.46)		(.92)	.14	(.01)

Total from investment operations	.26		.23	1.12	.15
Dividends paid to preferred shareholders	(.30)		(.23)	(.11)	—

Total from investment operations applicable to common shareholders	(.04)		—	1.01	.15

Dividends paid to common shareholders from net investment income	(.43)		(.93)	(.86)	(.16)
Dividends paid to common shareholders from tax return of capital	(.20)		—	—	—

Total distributions	(.63)		(.93)	(.86)	(.16)

Offering costs charged to paid-in capital	—		—	—	(.04)

Net asset value, end of year	$12.83		$13.50	$14.43	$14.28

Market value, end of year	$11.42		$12.01	$13.31	$15.10

Average market value per share	$11.53		$12.90	$14.00	$15.20

Total Investment Return Based On:D
Market value	0.40%		(2.98)%	(6.04)%	1.58%
Net asset value	(0.27)%		(0.01)%	7.47%	0.56	%E

Ratios And Supplemental Data:
Ratio of total expenses to average weekly net assets (including interest expense) attributable to:
Common sharesF	1.36%		1.45%	1.25%	1.38	%G
Total managed assetsF,H,I	.90%		.92%	.80%	.97	%G

Ratio of net expenses to average weekly net assets (including interest expense) attributable to:
Common sharesJ	1.36%		1.44%	1.25%	1.38	%G
Total managed assetsH,I,J	.90%		.92%	.80%	.97	%G

Ratio of net expenses to average weekly net assets (excluding interest expense) attributable to:
Common sharesJ	1.16%		1.20%	1.16%	1.00%
Total managed assetsH,I,J	.77%		.76%	.75%	.71%

Ratio of net investment income to average weekly net assets attributable to:
Common shares	5.50%		8.22%	6.86%	4.73	%G
Total managed assetsH,J	3.63%		5.21%	4.41%	3.35	%G

Asset coverage on preferred shares, end of yearK		N/AI	292%	305%	303%
Portfolio turnover rate	146%		38%	88%	2	%L
Net assets at end of year (in thousands)	$374,119		$393,708	$420,757	$413,210

A	For the period September 30, 2003 (commencement of operations) to December 31, 2003.
B	Net of sales load of $0.675 on initial shares issued.
C	Computed using average daily shares outstanding.
D

Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending on the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected in the calculations.

E	Total return on NAV includes offering costs. If offering costs were excluded, the total return would be 0.77%.
F	This ratio reflects total expenses before compensating balance credits.
G	Annualized.
H	Includes liquidation value of preferred shares.
I	The last series of preferred shares was redeemed on November 15, 2006.
J	This ratio reflects expenses net of compensating balance credits.
K	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.
L	Not annualized.

N/A—Not Applicable

See notes to financial statements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (“Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund commenced operations on September 30, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

With respect to the Fund, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $8,437 and $53,246, respectively, for the year ended December 31, 2006. Purchases and sales of U.S. government and government agency obligations were $782,325 and $951,231, respectively, for the year ended December 31, 2006.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily based upon valuations furnished by an independent pricing service or quotations provided by brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. The Fund had no open short sales at December 31, 2006.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Annual Report to Shareholders

2. Federal Income Taxes:

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions to common shareholders of $12,596 and $5,771 during the year ended December 31, 2006, were characterized as ordinary income and return on capital, respectively. Distributions to preferred shareholders of $8,608 during the year ended December 31, 2006, were characterized as ordinary income. No capital gain distributions were paid during the year ended December 31, 2006.

Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the period ended December 31, 2006, realized capital and currency losses reflected in the accompanying financial statements, which will not be recognized for federal income tax purposes until 2007, are shown in the table below.

The tax basis components of net assets at December 31, 2006, were:

Unrealized appreciation	$1,983
Unrealized depreciation	(6,466)

Net unrealized appreciation/(depreciation)	(4,483)
Capital loss carryforwards	(29,460)
Post-October loss deferrals	(445)
Paid-in capital	408,507

Net assets	$374,119

The difference between book and tax basis unrealized depreciation is primarily due to the current mark to market on options and futures.

At December 31, 2006, the cost of investments for federal income tax purposes was $375,303.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. The Fund had unused capital loss carryforwards for federal income tax purposes at December 31, 2006, of $3,967, expiring in 2012 and $25,493, expiring in 2014.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2006, the Fund recorded the following permanent reclassifications, which relate primarily to the reclassification of return of capital and paydown transactions. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$5,779
Accumulated net realized gain/(loss)	(9)
Paid-in capital	(5,770)

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

3. Financial Instruments:

Options Transactions

As part of its investment program, the Fund may utilize options and futures. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the portfolio of investments. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Annual Report to Shareholders

Activity in written call and put options during the year ended December 31, 2006, was as follows:

	Calls		Puts
	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at December 31, 2005	1,473	$905	—	$—
Options written	5,140	2,609	710	38
Options closed	(4,443)	(2,468)	—	—
Options expired	(1,750)	(851)	(612)	(9)
Options exercised	(420)	(195)	—	—

Options outstanding at December 31, 2006	—	$—	98	$29

Swap Agreements

The use of swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Fund will not enter into any swap agreement unless Western Asset Management Company (“Investment Adviser”) believes that the other party to the transaction is creditworthy, the Fund does bear the risk of loss of the amount expected to be received under the swap agreement in the event of the default or bankruptcy of the agreement counterparty. The Fund had no open swap agreements at December 31, 2006.

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts for various reasons, including in connection with its interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in value of the futures contracts primarily corresponds with the value of the underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The open futures positions and related appreciation or depreciation at December 31, 2006, are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the year ended December 31, 2006, the average amount of reverse repurchase agreements outstanding was $15,183 and the daily weighted average interest rate was 4.89%.

As of December 31, 2006, the Fund did not hold any reverse repurchase agreements.

4. Common Shares:

Of the 29,153 shares of common stock outstanding at December 31, 2006, the Investment Adviser owned 7 shares, and 321 shares had been issued pursuant to the Dividend Reinvestment Plan.

5. Preferred Shares (amounts are not in thousands):

Between November 9, 2006 and November 15, 2006, the 8,200 Auction Market Preferred Shares (“Preferred Shares”) outstanding consisting of five series: 1,640 shares each of Series M, Series T, Series W, Series TH, and Series F were redeemed. The Preferred Shares had a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Prior to the liquidation date, dividends on all series of Preferred Shares were cumulative and were paid at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 3.50% to 5.33% from January 1, 2006 to

November 14, 2006, and the average rate was 4.76%. Under the 1940 Act, the Fund could not declare dividends or make other

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

distributions on common shares or purchase any such shares if, at the time of declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

6. Securities Lending:

The Fund may lend its securities to approved brokers to earn additional income and will receive cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of the loaned securities. As of December 31, 2006, there were no securities on loan.

7. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Claymore Securities, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $100.

8. Trustee Compensation (amounts are not in thousands):

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $2,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

9. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s financial statements. FIN 48 is effective for fiscal periods beginning after June 1, 2007.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Annual Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the “Fund”) at December 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2007

Annual Report to Shareholders

TRUSTEES AND OFFICERS

The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as noted, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Independent Trustees
Peter Erichsen 1956	Trustee and Chairman of the Board of Trustees(2)(3)	Term expires in 2008; served since August 2003	Vice President, General Counsel and Secretary of the J. Paul Getty Trust (2001-present); Formerly: Vice President and General Counsel of the University of Pennsylvania (1997-2001).	2	Philadelphia Stock Exchange and Philadelphia Stock Exchange’s Audit Committee (1999-present).
Michael Larson 1959	Trustee(2)(3)	Term expires in 2007; served since May 2004	Chief Investment Officer for William H. Gates III (1994-present).	2	Pan American Silver Corp. (silver mining, development and exploration company) (1999-present).
Ronald A. Nyberg 1953	Trustee(2)(3)	Term expires in 2008; served since August 2003	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present).	25	None
Ronald E. Toupin, Jr. 1958	Trustee(2)(3)	Term expires in 2009; served since August 2003	Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1998); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1990), and John Nuveen & Company, Inc. (1982-1999).	23	None

Annual Report to Shareholders

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Interested Trustees
Nicholas Dalmaso 1965	Trustee(4)	Term expires in 2007; served since August 2003	Senior Managing Director and General Counsel of Claymore Securities, Inc. (2000-present) and Claymore Advisors, LLC (2003-present); Director of Claymore Investments, Inc. (2004-present); Chief Executive Officer, Chief Legal Officer and Chief Compliance Officer to funds in Claymore Advisors, LCC fund complex (2004-present). Formerly: Assistant General Counsel of John Nuveen & Company, Inc. (1999-2001).	25	None
Randolph L. Kohn 1947	Trustee and President(5)	Term expires in 2009; served since August 2003(6)	President, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present); Director, Global Client Services and Marketing, Western Asset Management Company (1984-present). Formerly: Director (1996-2001) and Chairman (2000-2001), Arroyo Seco, Inc.	2	None
Officers(6)(7)
Gregory B. McShea 1965	Vice President	Served since August 2003	General Counsel and Secretary of Western Asset Management Company (2003-present); Vice President of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Formerly: Associate General Counsel and Compliance Director, Private Client Group of Legg Mason Wood Walker, Incorporated, a brokerage firm (“LMWW”) (1997-2003).	N/A	N/A

Annual Report to Shareholders

TRUSTEES AND OFFICERS—Continued

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Treasurer and Principal Financial and Accounting Officer	Served since August 2003

Vice President, Legg Mason & Co., LLC (2005-present); Vice President, LMWW (1992-2005); Vice President (1986-present), Treasurer (1986-2006) and Chief Financial Officer (2006-present) of all Legg Mason open-end investment companies; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund (2001-2006 and 2001-present, respectively), Western Asset Premier Bond Fund (2001-2006 and 2001-present, respectively), Western Asset Funds, Inc. (1999-2006 and 1990-present, respectively) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

				N/A	N/A
Amy M. Olmert 1963 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since September 2004

Senior Vice President of Legg Mason, Inc. (2004-present);

Vice President and Chief Compliance Officer of all Legg Mason open-end investment companies (2004-present); Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Premier Bond Fund, Western Asset Income Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Formerly, Director (2000-2003) and Managing Director (2003-2004) of Deutsche Asset Management.

				N/A	N/A

Annual Report to Shareholders

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since August 2003	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President (2002-2005) and Manager, Funds Accounting (2000-2005), of LMWW; Treasurer (2006-present) of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund; Assistant Treasurer of the Western Asset Funds, Inc. (2001-2006), Western Asset Income Fund (2001-2006), Western Asset Premier Bond Fund (2001-2006), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present), Legg Mason Income Trust, Inc. (2001-2006) and Legg Mason Tax-Free Income Fund (2001-2006).	N/A	N/A
Melissa J. Nguyen 1978 2455 Corporate West Drive, Lisle, IL 60532	Secretary	Served since February 2006	Vice President of Claymore Securities, Inc. (2005-present); Secretary, Claymore Trust (2005-present), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2006-present), MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (2006-present), Claymore Exchange-Traded Fund Trust (2006-present) and Claymore/Raymond James SB-1 Equity Fund (2006-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).	N/A	N/A

Annual Report to Shareholders

TRUSTEES AND OFFICERS—Continued

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Steven M. Hill 1964 2455 Corporate West Drive, Lisle, IL 60532	Assistant Treasurer	Served since May 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Chief Financial Officer and Treasurer or Assistant Treasurer of all closed-end investment companies in the Claymore fund complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).	N/A	N/A
(1)

Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. Western Asset serves as a subadvisor to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Old Mutual/Claymore Long-Short Fund and Claymore/Raymond James SB-1 Equity Fund, each of which is a closed-end management investment company, and Claymore Trust, (consisting of five separate portfolios) and Claymore Exchange-Traded Fund Trust (consisting of nine separate portfolios) each an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent Claymore Convertible Securities & Income Fund and Advent/Claymore Enhanced Growth & Income Fund, each a closed-end investment company. Each of these Funds is considered part of the same Fund Complex as the Fund.

(2)	Member of the Audit Committee of the Board of Trustees.
(3)	Member of the Governance and Nominating Committee of the Board of Trustees.
(4)

Mr. Dalmaso may be deemed an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund on the basis of his position as an officer of Claymore Securities, Inc., the Fund’s shareholder servicing agent, and his ownership of an interest therein.

(5)

Mr. Kohn is an “interested person” (as defined above) of the Fund on the basis of his employment with Western Asset and certain of its affiliated entities (as disclosed above), as well as his ownership of certain shares of common stock of Legg Mason, Inc., Western Asset’s parent company. Mr. Kohn has previously informed the Board that he will be resigning as Trustee and President of the Fund effective as of February 28, 2007. On February 12, 2007, the Board of Trustees elected R. Jay Gerken as an interested Director and President of the Fund, effective as of March 1, 2007. Mr. Gerken is currently Managing Director of Legg Mason, Inc., President of Legg Mason Partners Fund Administration and serves as Director or Trustee and/or President and Chief Executive Officer of certain mutual funds associated with Legg Mason, Inc. or its affiliates.

(6)

Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

(7)	Officers of the Fund are “interested persons” (as defined above).

Annual Report to Shareholders

TRUSTEE CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

The Independent Trustees considered the Investment Management Agreement (the “Agreement”) between Western Asset Management Company (the “Adviser”) and the Fund at meetings held on September 13, 2006 and October 31, 2006. At a meeting held on November 13, 2006, the Independent Trustees reported to the full Board of Trustees their considerations with respect to the Agreement, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreement.

In arriving at their decision to renew the Agreement, the Trustees met with representatives of the Adviser, including relevant investment advisory personnel; reviewed a variety of information prepared by the Adviser and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Adviser’s personnel.

As part of their review, the Trustees examined the Adviser’s ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Adviser; the experience of its key advisory personnel responsible for management of the Fund; the ability of the Adviser to attract and retain capable research and advisory personnel; the capability and integrity of the Adviser’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Adviser’s ability to provide high quality services to the Fund in the future under the Agreement, including the Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Adviser would be able to meet any reasonably foreseeable obligations under the Agreement.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable peer groups selected by Lipper, including (i) a group consisting of the Fund and two other general U.S. government closed-end funds each of which invests at least 65% of its assets in U.S. government and agency issues, (ii) a group consisting of the Fund and all leveraged closed-end general U.S. government funds regardless of asset size or primary channel of distribution, (iii) a group consisting of the Fund and seven open-end nonleveraged U.S. TIPS funds, and (iv) a group consisting of the Fund and all open-end U.S. TIPS funds regardless of asset size or primary channel of distribution. The Trustees noted that although the Fund had met its primary objective of providing current income, the performance of the Fund over the periods reviewed was below average as compared to each of these peer groups. The Trustees discussed the factors involved in the Fund’s relative performance, and noted the adverse impact on its 2006 performance of the difficult environment for U.S. TIPS during the year (as a result of increases in real interest rates in 2006 combined with substantial decreases in the Consumer Price Index for all Urban Consumers), which impact was magnified by the Fund’s current leverage strategy. As a result of ensuing discussions, management recommended and the Trustees approved redemption of the Fund’s outstanding auction market preferred shares, which was concluded by year-end. Under all the circumstances, the Trustees concluded that the Adviser’s management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also gave substantial consideration to the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Adviser’s other clients, including separate accounts managed by the Adviser. The Trustees observed that the management fee paid by the Fund was below the average of its Lipper peer group consisting of leveraged closed-end funds. The Trustees noted that the management fee paid by the Fund was generally higher than the fees paid by clients of the Adviser for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Adviser with respect to the Fund were also relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for the Adviser’s other clients. In light of these differences, the Trustees concluded that the differences in management fees from those paid by the Adviser’s other clients were reasonable. The Trustees noted that the Fund’s total expenses were below the average of the Lipper peer group consisting of ten leveraged closed-end funds.

Annual Report to Shareholders

TRUSTEES CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS—Continued

The Trustees further evaluated the benefits of the advisory relationship to the Adviser, including, among others, the profitability of the relationship to the Adviser; the direct and indirect benefits that the Adviser may receive from its relationship with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser; and the affiliation between the Adviser and Legg Mason Fund Adviser. Inc., the Fund’s administrator. In that connection, the Trustees concluded that the Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Finally, the Trustees considered, in light of the profitability information provided by the Adviser, the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Adviser within the meaning of the SEC rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreement, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Adviser; that the fees to be paid to the Adviser under the Agreement were fair and reasonable, given the scope and quality of the services rendered by the Adviser; and that approval of the Agreement was in the best interest of the Fund and its shareholders.

Annual Report to Shareholders

PRIVACY POLICY

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Provider, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders information and to use it only to perform the services for which the companies are hired.

The Fund, through its Service Provider, maintains physical, electronic, and procedural safeguards to protect shareholder non-public personal information Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Western Asset/Claymore U.S. Treasury

Inflation Protected Securities Fund

The Board of Trustees

Peter C. Erichsen, Chairman

Randolph L. Kohn, President

Nicholas Dalmaso

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Gregory B. McShea, Vice President

Amy M. Olmert, Chief Compliance Officer

Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Melissa J. Nguyen, Secretary

Investment Adviser

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Servicing Agent

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, MA 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, MD 21201

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

This report is sent to shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIA-AR-06

Item 2.	Code of Ethics

(a) Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b) Omitted.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

Item 3.	Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.	Principal Accounting Fees and Services

(a) Audit Fees

Fiscal Year Ended December 31, 2005—$27,200

Fiscal Year Ended December 31, 2006—$28,800

(b) Audit-Related Fees

Fiscal Year Ended December 31, 2005—$6,500

Fiscal Year Ended December 31, 2006—$0

During the year ended December 31, 2005, review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding was reviewed.

PricewaterhouseCoopers LLP billed fees in the amount of $127,460 and $145,000, respectively for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal year ended December 31, 2005 and December 31, 2006, respectively.

During each of the years ended December 31, 2005 and December 31, 2006, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year ended December

31, 2006, PricewaterhourseCoopers LLP reviewed the Australian Superannuation Circular.

Tax Fees

Fiscal Year Ended December 31, 2005—$1,050

Fiscal Year Ended December 31, 2006—$1,100

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1) The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2) None.

(f) Not applicable.

(g) Non-Audit Fees

Fiscal Year Ended December 31, 2005—$202,047

Fiscal Year Ended December 31, 2006—$348,454

(h) The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Peter Erichsen, Michael Larson, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of (date of filing), 2007, a team of investment professionals at the Adviser, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh, and Portfolio Manager Peter H. Stutz, manages the Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the “Fund”).

Messrs. Leech and Walsh have each served as portfolio managers for the Adviser for over 10 years. Mr. Stutz has served as a portfolio manager for the Adviser since 1997.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Stutz is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts

As of December 31, 2006, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Registered Investment Companies	135	$101,777,319,224	0	0
Other pooled investment vehicles	119	$125,569,214,102	0	0
Other accounts	953	$274,000,744,331	96	$31,138,791,430

Stephen A. Walsh:
Registered Investment Companies	135	$101,777,319,224	0	0
Other pooled investment vehicles	119	$125,569,214,102	0	0
Other accounts	953	$274,000,744,331	96	$31,138,791,430

Peter H. Stutz:
Registered Investment Companies	3	$1,685,899,328	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	15	$2,340,534,208	2	$214,115,738

Note: With respect to Mr. Leech and Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Adviser. Mr. Leech and Mr. Walsh are involved in the management of all the Adviser’s portfolios, but they are not solely responsible for particular portfolios. The Adviser’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors.

The individuals that have been identified are responsible for overseeing implementation of the Adviser’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest (as of December 31, 2006)

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account. The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Adviser has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern-related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers (as of December 31, 2006)

With respect to the compensation of the portfolio managers, the Adviser’s compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2006:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	None
Peter H. Stutz	$1 -$10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics subject to the disclosure required by Item 2—filed as an exhibit hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—filed as an exhibit hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—filed as an exhibit hereto.

(c) Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7—filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

By:	/S/ RANDOLPH L. KOHN
Randolph L. Kohn President, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ RANDOLPH L. KOHN
Randolph L. Kohn President, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Date: February 28, 2007

By:	/S/ MARIE K. KARPINSKI
Marie K. Karpinski Treasurer and Principal Financial and Accounting Officer Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

Date: February 27, 2007